EXHIBIT 10.5(b)

SCHEDULE OF INSTALLMENT PAYMENT PLAN NOTES

Containing Provisions Set Forth in

Form of Installment Payment Plan Note Filed as Exhibit 10.6(a)

Maker	License Number	Face Amount of Amended and Modified Note
GWI PCS1, Inc.	PBB404C	$22,833,197.79
GWI PCS2, Inc.	PBB079C	$311,959.22
GWI PCS3, Inc.	PBB485C	$145,405.44
GWI PCS4, Inc.	PBB389C	$6,162,319.86
GWI PCS5, Inc.	PBB434C	$1,410,059.05
GWI PCS6, Inc.	PBB397C	$932,650.19
GWI PCS7, Inc.	PBB022C	$337,099.41
GWI PCS8, Inc.	PBB024C1	$7,517,972.95
GWI PCS9, Inc.	PBB160C	$233,650.91
GWI PCS10, Inc.	PBB152C	$610,923.67
GWI PCS11, Inc.	PBB469C	$2,865,812.10
GWI PCS12, Inc.	PBB293C	$11,323,873.20
GWI PCS13, Inc.	PBB313C	$421,437.96
GWI PCS14, Inc.	PBB151C	$1,135,215.59